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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2007


                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                         001-33016              68-0629883
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(State or other jurisdiction of     Commission File Number    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


     16701 Greenspoint Park Drive,
             Suite 200
           Houston, Texas                                            77060
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(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (281) 408-1200


         14950 Heathrow Forest Parkway, Suite 111, Houston, Texas 77032
         --------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         As previously reported on periodic report on Form 8-K filed on January 11, 2007, Joan A. W. Schnepp, at the time, Executive Vice President, Secretary and Director of Eagle Rock Energy G&P, LLC ("G&P"), announced her resignation from all positions. On February 9, 2007, G&P, which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"), and Eagle Rock Holdings, L.P. ("Holdings"), which is the sole member of G&P entered into a Separation Agreement and Release (the "Separation Agreement") with Ms. Schnepp with a Separation Date effective as of January 31, 2007 (the "Separation Date").

         Under the Separation Agreement, Ms. Schnepp will be entitled to receive payments in the sum of $300,000, which is equal to eighteen months of her base salary, less deductions required by law, payable in equal or nearly equal installments beginning on the G&P's first payroll date that is at least five business days after the Separation Date and ending on the last payroll date on or before March 15, 2008.

         Pursuant to the terms of the Separation Agreement, G&P agrees to continue to pay on Ms. Schnepp's behalf the cost of continuing her health, dental and vision coverage until the earlier of March 10, 2008 or when she becomes eligible for any similar type of benefit plan.

         The Separation Agreement contains a mutual release and waiver by Ms. Schnepp and G&P and its affiliates for all claims for matters pertaining to or arising out of Ms. Schnepp's employment. The Separation Agreement also states that Ms. Schnepp will provide consulting services to G&P, on behalf of the Partnership, for the eighteen-month period after the Separation Date. Additionally, for a period from the Separation Date through July 31, 2008, the Separation Agreement provides that Ms. Schnepp will not directly or indirectly engage or participate in the solicitation or hiring of any employee of G&P or any of its affiliates.

         The Separation Agreement further provides for the termination of all prior written or oral agreements between Ms. Schnepp and G&P or any of its affiliates as of the Separation Date, except for certain agreements named in the Separation Agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EAGLE ROCK ENERGY PARTNERS, L.P.

                                        By:     Eagle Rock Energy GP, L.P., its
                                                general partner

                                        By:     Eagle Rock Energy G&P, LLC, its
                                                general partner


Date: February 13, 2007                 By: /s/ Alex A. Bucher
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                                                Alex A. Bucher
                                                President and Chief Executive
                                                Officer